UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

January 8, 2018

____________________________

Research Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-53501 (Commission File Number)	11-3797644 (IRS Employer Identification No.)

  15821 Ventura Boulevard, Suite 165

Encino, CA 91436

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2018, Janice Peterson resigned as a member of the Registrant’s Board of Directors (the “Board”).

Effective January 9, 2018, the Board, pursuant to authority granted under the Registrant’s Bylaws, appointed Roy W. Olivier to fill the vacant seat on the Board.

Since 2008 Mr. Olivier has served as the President and CEO of ARI Network Services, Inc., with the responsibility of leading the transformation of the business from a catalog business, servicing four vertical markets, to a lead generation and eCommerce leader, offering three products and a service into eight vertical markets. Under his leadership, ARI has grown revenues from $15M in FY07 to $52M in FY17 and delivered nearly a 700% return to shareholders since 2011. Prior to that, Mr. Olivier served as ARI’s VP of Sales and Marketing from 2006-2008. In 1993, Mr. Olivier started Media Solutions International, Inc., a pioneer in delivering eService and eCatalog information to dealers in several vertical markets. MSI was sold to Bell & Howell (now Snap-on) in 2000 where he served as VP of Sales and Marketing. In 1989, Mr. Olivier founded Multicom with two partners, a pioneer in Infotainment software, for the then emerging multi-media PC market. Mr. Olivier sold Multicom to his partners in 1993. Prior to that, Mr. Olivier worked for several Fortune 1000 companies including Pacific Telesis, Tandy Corporation and BusinessLand running operations up to $400M in sales. Mr. Olivier’s extensive experience in delivering digital content makes him a valuable addition to the Board.

On January 12, 2018, the Registrant issued a press release entitled Research Solutions Appoints Roy W. Olivier to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press release entitled “Research Solutions Appoints Roy W. Olivier to its Board of Directors” dated January 12, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: January 12, 2018	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer

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